SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 26, 2000
                                IOS Capital, Inc.
             (Exact name of registrant as specified in its charter)


                    ---------------------------------------


      DELAWARE                   File No. 0-20405              23-2493042
    ------------              ---------------------         ------------------
     (State or other           (Commission File              (IRS Employer
     jurisdiction of           Number)                       Identification
     incorporation)                                          Number)


                      1738 Bass Road, Macon, Georgia 31210


       Registrant's telephone number, including area code: (912) 471-2300
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On July 26, 2000, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), announced results for the third quarter of fiscal year 2000. IKON's press release dated July 26, 2000 containing further detail is attached.

This Report includes or incorporates by reference information about the Registrant and/or IKON which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning expected growth from IKON's investments; expected results of Ikon's growth initiatives; and IKON's fourth quarter outlook. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon the Registrant's and/or IKON's current plans or expectations and are subject to a number of risks and uncertainties applicable to both the Registrant and IKON, including, but not limited to, risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1999 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, the Registrant's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c.   The following  exhibits are furnished in accordance  with the provisions of
     Item 601 of Regulation S-K:

          (99)     Press Release dated July 26, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          IOS CAPITAL, INC.




                                          By:      /s/ HARRY KOZEE
                                                   --------------------------
                                                   Harry Kozee
                                                   Vice President - Finance



Dated:  August 4, 2000